Exhibit 32.1

                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Nortia Capital Partners, Inc. (the "Company") on Form 10-QSB for the period ending October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Bosso, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2004

                         /s/ William Bosso
                         --------------------------------------------
                         William Bosso, Chief Executive Officer
                         Nortia Capital Partners, Inc.



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